UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 11, 2005

Refocus Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32543	75-2910096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10300 North Central Expressway, Suite 104 Dallas, Texas		75231
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(214) 368-0200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Director; Appointment of Principal Officers.

On November 11, 2005, the board of directors of Refocus Group, Inc., or Refocus, appointed Mark A. Cox as Chief Operating Officer of Refocus, effective November 1, 2005.

Mr. Cox, age 55, has served as Secretary and Chief Financial Officer since July 1997. He will continue to serve as the Secretary and Chief Financial Officer, in addition to his new role as Chief Operating Officer. Prior to joining Refocus, Mr. Cox was Director of Corporate Finance and Assistant Treasurer of FoxMeyer Health Corporation, a NYSE-listed company, from 1992 to 1997. He also held the same titles at FoxMeyer Corporation from 1992 to 1997. Prior to 1992, he served as Treasurer of Enserch Exploration, Inc., the managing general partner of Enserch Exploration Partners, Ltd., a NYSE-listed company, from 1985 to 1991 and in various other management positions with ENSERCH Corporation from 1975 to 1985. Mr. Cox is a Certified Public Accountant in Texas. In connection with the promotion, Refocus will pay Mr. Cox a salary of $185,000 annually.

The Refocus board of directors also authorized an annual salary for Douglas C. Williamson, who was appointed, effective October 10, 2005, by the board of directors of Refocus to assume the roles of President and Chief Executive Officer. His annual salary was set at $200,000 effective November 1, 2005, the same salary that the previous officer who filled these roles was paid. Mr. Williamson has no employment agreement at this time.

A copy of the press release announcing the promotion of Mr. Cox is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

                Not applicable.

(d)	Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit Number	Description of Exhibit

99.1	Press release issued by Refocus on November 16, 2005, announcing the appointment of Mark A. Cox as the Chief Operating Officer of Refocus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REFOCUS GROUP, INC.

Date: November 16, 2005	By:	/s/ Mark A. Cox
	Name:	Mark A. Cox
	Title:	Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release issued by Refocus on November 16, 2005, announcing the appointment of Mark A. Cox as the Chief Operating Officer of Refocus.

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